Exhibit 99.1

New Horizon Aircraft Announces Pricing of $2.9 Million Public Offering

TORONTO, Aug. 20, 2024 (GLOBE NEWSWIRE) -- New Horizon Aircraft (NASDAQ: HOVR), doing business as Horizon Aircraft (“Horizon Aircraft” or the “Company”), an advanced aerospace engineering company and developer of hybrid eVTOL (electric Vertical Take-Off and Landing) aircraft, today announced the pricing of an underwritten public offering of (i) 2,800,000 of its Class A ordinary shares, no par value per share, and accompanying warrants to purchase up to 2,800,000 of its Class A ordinary shares, and (ii) to certain investors, pre-funded warrants to purchase up to an aggregate of 3,000,000 Class A ordinary shares and accompanying warrants to purchase up to an aggregate of 3,000,000 Class A ordinary shares. Each Class A ordinary share and accompanying warrant are being sold together at a combined public offering price of $0.50, and each pre-funded warrant and accompanying warrant are being sold together at a combined public offering price of $0.50. Each Warrant will have an exercise price $0.75 per share, be exercisable immediately upon issuance and expire five years from the date of issuance. Each pre-funded warrant will have an exercise price of $0.00001 per share and will be exercisable immediately after the original issue date until the pre-funded warrant is exercised in full. The gross proceeds to Horizon Aircraft from the offering, before deducting the underwriting discounts and other offering expenses, are expected to be approximately $2.9 million, assuming no exercise of warrants, and up to approximately $7.25 million, assuming the warrants are exercised in full for cash. The offering is expected to close on August 21, 2024, subject to customary closing conditions.

EF Hutton LLC (“EF Hutton”) is acting as the sole book running manager for the offering. Nelson Mullins Riley & Scarborough LLP is acting as legal counsel to the Company, Sichenzia Ross Ference Carmel LLP is acting as legal counsel to EF Hutton.

The offering is being conducted pursuant to the Company’s registration statement on Form S-1 (File No. 333-280086), previously filed with the Securities and Exchange Commission (“SEC”) and that was declared effective by the SEC on August 19, 2024. A final prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus relating to this offering, when available, may be obtained from EF Hutton LLC 590 Madison Avenue, 39th Floor, New York, NY 10022, Attention: Syndicate Department, or via email at syndicate@efhuttongroup.com or telephone at (212) 404-7002.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Horizon Aircraft

Horizon Aircraft is an advanced aerospace engineering company that is developing one of the world’s first hybrid eVTOL that is to be able to fly most of its mission exactly like a normal aircraft while offering industry-leading speed, range, and operational utility. Horizon’s unique designs put the mission first and prioritize safety, performance, and utility. Horizon hopes to successfully complete testing and certification of its Cavorite X7 eVTOL quickly and then enter the market and service a broad spectrum of early use cases. Visit www.horizonaircraft.com for more information.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “will,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example: the intended use of proceeds from the offering; changes in Horizon’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; Horizon’s ability to develop and launch its products and services; and Horizon’s product development timeline and estimated research and development costs. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing views as of any subsequent date, and no obligation is undertaken to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: changes in the markets in which Horizon competes, including with respect to its competitive landscape, technology evolution or regulatory changes; the risk that Horizon will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; financial condition and performance of Horizon, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the business combination, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon; Horizon’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; successful completion of testing and certification of Horizon’s Cavorite X7 eVTOL; the targeted future production of Horizon’s Cavorite X7 aircraft; ; and other risks and uncertainties described in Horizon’s filings from time to time with the Securities and Exchange Commission.